                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 30, 1998



                              CARNEGIE GROUP, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-26964                25-1435252
  (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)


       FIVE PPG PLACE, PITTSBURGH, PA                      15222
  (Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code: (412) 642-6900
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Item 5.  OTHER EVENTS.

     On September 30, 1998, Carnegie Group, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Logica Inc., a Delaware corporation ("Parent"), and Logica Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the "Purchaser"). The Merger Agreement provides, among other things, for the Purchaser to commence a tender offer (the "Offer") for all of the issued and outstanding shares of Common Stock, par value $.01 per share, of the Company (the "Shares"), at a price of $5.00 per Share, net to the seller in cash (the "Offer Price"), and, following the consummation of the Offer, the merger of the Purchaser with and into the Company (the "Merger") and the conversion of all of the outstanding Shares (with certain exceptions described below) into the right to receive the Offer Price. The Offer is subject to the satisfaction or waiver of certain conditions, including there being validly tendered and not withdrawn at least a majority of the Shares outstanding as of the date of the expiration of the Offer (on a fully diluted basis). At the effective time of the Merger, each issued and outstanding Share, other than Shares owned directly or indirectly by the Company or Parent or Shares as to which the holders thereof exercise dissenters' appraisal rights, will be converted into the right to receive the Offer Price.

     The Merger Agreement further provides that, promptly upon the acquisition of Shares by the Purchaser pursuant to the Offer, Parent will be entitled to designate such number of directors, rounded up to the next whole number, on the Board of Directors of the Company (the "Company Board") as is equal to the product of (a) the total number of directors on the Company Board (after giving effect to the directors designated by Parent pursuant to this sentence) and (b) the percentage of the total votes represented by such number of shares in the election of directors of the Company so purchased bears to the total votes represented by the number of Shares outstanding.

     If the Purchaser acquires less than 90% of the outstanding Shares in the Offer, the consummation of the Merger will be subject to, among other things, approval by the affirmative vote of the stockholders of the Company pursuant to applicable Delaware law. If the Purchaser acquires greater than 90% of the outstanding Shares in the Offer, it intends to effect a short-form merger as permitted under Delaware law.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein in its entirety by reference.

     Concurrently with the execution of the Merger Agreement, Parent, the Purchaser, the Company and each executive officer and director of the Company who owns Shares, as well as, where applicable, such persons' spouses or trusts or custodianships for the benefit of their children owning Shares (the "Stockholder Parties"), executed a tender agreement (collectively, the "Tender Agreements") pursuant to which each Stockholder Party agreed, among other things, to tender all Shares owned by him, her or it in the Offer. As of the date hereof, these Stockholder Parties own approximately 18.3% of the outstanding Shares.

     The foregoing description of the Tender Agreements is qualified in its entirety by reference to the Tender Agreements, copies of which are attached hereto as Exhibits 2.2 through 2.6 and incorporated herein in their entirety by reference.

     On October 1, 1998, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein in its entirety by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following are furnished as exhibits to this report:

          2.1 Agreement and Plan of Merger dated as of September 30, 1998 by and among Logica, Inc., Logica Acquisition Corp. and Carnegie Group, Inc.

          2.2 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Raj Reddy, Anuradha Reddy, Anuradha Reddy as Trustee of the Geetha Reddy Trust and Anuradha Reddy as Trustee of the Shyamala Reddy Trust

          2.3 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Jaime Carbonell, Jaime Carbonell as Custodian for Diana Carbonell, Jaime Carbonell as Custodian for Isabelle Carbonell, Jaime Carbonell as Custodian for Ruben Carbonell, Jaime Carbonell as Custodian for Rachel Carbonell, Jaime Carbonell in Trust for Diana Carbonell, Jaime Carbonell in Trust for Isabella Carbonell, Jaime Carbonell in Trust for Ruben Carbonell and Jaime Carbonell in Trust for Rachel Carbonell

          2.4 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Mark S. Fox, Tressa S. Fox and Tressa S. Fox in Trust for Jacob Fox

          2.5 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Dennis Yablonsky and Veronica Yablonsky


          2.6 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and John W. Manzetti


         99.1 Press Release issued on October 1, 1998 by Carnegie Group, Inc.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARNEGIE GROUP, INC.


                                    By:   /s/  John W. Manzetti
                                        -----------------------------
                                         John W. Manzetti
                                         Chief Financial Officer

Date:  October 5, 1998

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                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

    2.1 Agreement and Plan of Merger dated as of September 30, 1998 by and among Logica, Inc., Logica Acquisition Corp. and Carnegie Group, Inc.

    2.2 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Raj Reddy, Anuradha Reddy, Anuradha Reddy as Trustee of the Geetha Reddy Trust and Anuradha Reddy as Trustee of the Shyamala Reddy Trust

    2.3 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Jaime Carbonell, Jaime Carbonell as Custodian for Diana Carbonell, Jaime Carbonell as Custodian for Isabelle Carbonell, Jaime Carbonell as Custodian for Ruben Carbonell, Jaime Carbonell as Custodian for Rachel Carbonell, Jaime Carbonell in Trust for Diana Carbonell, Jaime Carbonell in Trust for Isabella Carbonell, Jaime Carbonell in Trust for Ruben Carbonell and Jaime Carbonell in Trust for Rachel Carbonell

    2.4 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Mark S. Fox, Tressa S. Fox and Tressa S. Fox in Trust for Jacob Fox

    2.5 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and Dennis Yablonsky and Veronica Yablonsky


    2.6 Tender Agreement dated as of September 30, 1998 by and among Logica Inc., Logica Acquisition Corp., Carnegie Group, Inc. and John W. Manzetti

   99.1          Press Release issued on October 1, 1998 by Carnegie Group, Inc.

                                       4